ANNUAL REPORT
                               SEPTEMBER 30, 1999

                                   Fiduciary
                                 Capital Growth
                                   Fund, Inc.

                                   A NO-LOAD
                                  MUTUAL FUND

                                   Fiduciary
                                 Capital Growth
                                   Fund, Inc.

                                                                October 28, 1999

Dear Fellow Shareholder:

   After experiencing one of the strongest quarters of the last ten years during the three months ended June, wherein your portfolio achieved gains in excess of 20%, the market reverted to the ways of 1998 and the first quarter of 1999, when the average stock declined as the indices were driven by a smaller and smaller handful of companies. As the September 20 Wall Street Journal reported, "If you don't own Microsoft, Intel, Dell, Cisco Systems, MCI or internet stocks, you may be excused for wondering whether the huge gains published year-to-date for the Nasdaq and S&P are indeed a misprint." The Journal went on further to report that over 50% of all Nasdaq stocks are down this year, as were 59% of the American Stock Exchange stocks, and 64% of the New York Stock Exchange stocks. Even some of Wall Street's blue chip names have experienced significant price declines in 1999. Companies such as Coca-Cola, Bank One, and Gillette are down -28.1%, -31.8% and -29.8% respectively through the first nine months of 1999. Additionally, for the last seven quarters, the large capitalization companies, which dominate the Standard & Poor's 500 and Dow Jones Industrial Average, have far outdistanced the more broadly-based Russell 2000 Index, as the following table attests:

                                               NINE MONTHS
                                  CALENDAR        ENDED           CUMULATIVE
   INDEX                            1998      SEPTEMBER 1999    7-QUARTER GAIN
   -----                            ----      --------------    --------------
   Dow Jones Industrial Average     18.2%         13.9%             33.6%
   Standard & Poor's 500            28.8%          5.4%             35.7%
   Nasdaq Composite                 39.6%         25.2%             74.7%
   Russell 2000 Index               -2.5%          2.4%              0.0%

   Within the Russell 2000 Index, which is for the most part representative of the types of companies in your portfolio, a major divergence has again occurred between the growth and value companies. During the third quarter, the growth component of the Russell 2000 Index declined 4.9%, while the value component declined 7.8%. The top 50 contributors to performance in the Russell 2000 Index actually contributed 3.6 percentage points to the Russell's third quarter performance of -6.3%. The remaining 1,950 companies experienced a negative rate of return of -10.2% for the third quarter. Also of interest, those 50 companies collectively lost $907 million during the past 12 months, and the median price/earnings ratio of those companies which did have earnings is an astounding
69.9. By comparison, over the past 12 months, the companies in your portfolio earned over $3 billion, and sell at a price/earnings ratio of 17.6!

   The divergence could be explained, in part, if the companies we own were not performing well financially. In fact, however, as we have discussed in the past, this is not the case, as your companies' earnings growth in 1999 has accelerated! The following chart depicts the last seven quarters of earnings growth for both the S&P and your portfolio.

                              S&P 500         S&P 500 CHANGE     FUND CHANGE
   PERIOD               OPERATING EARNINGS   FROM PRIOR YEAR   FROM PRIOR YEAR
   ------               ------------------   ---------------   ---------------
   1st Quarter 1998           $10.85                .4%            11.11%
   2nd Quarter 1998           $11.50              22.2%             9.09%
   3rd Quarter 1998           $10.78              -2.6%             4.60%
   4th Quarter 1998           $11.77               0.7%             8.00%
   1st Quarter 1999           $11.41               5.2%            10.40%
   2nd Quarter 1999           $12.81              11.4%            14.70%
   3rd Quarter 1999 (Est)     $13.02              20.8%            14.50%

   For all of 1998, S&P 500 operating earnings declined 1.7%, and while the growth rate of your companies slowed, they still experienced an 8.5% increase. Additionally, as 1999 has unfolded, your companies' growth rates began to rebound well in advance of those of the Standard & Poor's 500. Your portfolio is currently priced at 14.8x median expected 1999 earnings. The S&P, by comparison, sells at 34.2x estimated 1999 earnings. Additionally, based upon preliminary estimates for next year, your portfolio sells at a substantial discount to the broad market, with a multiple of 12.5x, versus 32.6x for the S&P. The main source of frustration for your research team is that our companies have demonstrated superior growth, in fact, accelerating growth -- yet, at this writing, are currently selling at a 56% discount to the S&P companies.

   While times like these seem "unfair," particularly when a few of the glamour stocks with already lofty multiples sprint ahead, it is important to remember that eventually the pendulum swings back. We experienced this in the second quarter with our 20%+ gains, and believe a more sustained move toward true value cannot be far away.

   Many of your stocks declined in the third quarter, despite continuing strong underlying fundamentals. What made this quarter unusually difficult is that a few stocks had substantial declines. We have indicated to you on many occasions that we will sell companies if the long term fundamentals deteriorate markedly. Below, we address four companies which hurt our performance in the third quarter, and experienced fundamentals that were modestly altered from our expectations. In our opinion, however, the market has dramatically overreacted to these changes; from these levels, these stocks represent great value.

REPUBLIC SERVICES, INC.

   Republic Services is the third largest waste management company in the United States and is the leading player in the Sunbelt markets. Its revenue model is characterized by a high degree of predictability, and is recession resistant due to the necessity of the service. The Company is consistently highly profitable, typically achieving operating margins north of 20%.

   When we initially purchased Republic, we expected the Company to achieve 15% long-term growth, roughly half from internal and half from acquisitions. For this we paid 15x 1999's estimate of $1.25 and 13x 2000's estimate of $1.47. Subsequent to our purchases two things happened. First, the largest player in the industry, Waste Management, announced a series of disappointments. Second, Republic guided the numbers down to $1.18 this year and $1.35 next. The reasons for the shortfall were less-than-anticipated synergies from acquisitions (although all of the acquisitions they made have been accretive to earnings) and the decision by management to exchange floating rate debt for fixed. The combination of these events has devastated the stock yet the long-term outlook for the Company is little changed. Waste Management's problems appear to be self-inflicted and not industry-wide. Republic has made adjustments in their acquisition strategy that may result in slightly slower long-term top line growth. Earnings should continue to advance at approximately a 14-15% clip for the foreseeable future. The stock currently sells at 9.4x and 8.1x 1999 and 2000 estimates, respectively.

   Additionally, many of you may remember Superior Services, which we owned earlier this year. This Company was subsequently purchased by Vivendi, a French conglomerate. In acquisitions, companies are often valued on a multiple of EBITDA (earnings before interest, tax, depreciation and amortization). When Vivendi bought Superior after a sharp price advance of almost 40% from our purchase price, they paid approximately 8x EBITDA. We believe that Republic has a better geographic mix of properties, as well as better growth dynamics than Superior, and at today's prices sells at only 4.4x 2000's EBITDA. It is a terrific value, in our opinion.

CONSOLIDATED STORES CORP.

   Consolidated Stores is the leading closeout retailer in the country, and operates KayBee Toys, one of the largest toy retailers in the US. We have a fairly long-term history with this Company and industry through MacFrugals, another closeout retailer that was a big winner for the Fund, and which was acquired by Consolidated. The closeout retail business remains an exceptional one if run properly, and despite a few recent stumbles, Consolidated has put together a good long-term record.

   After strong first half performance, the stock slid in the third quarter in reaction to a weak fiscal second quarter and a changed view of the Company's toy internet initiatives. Putting aside the internet moves for a moment, the core earnings estimates earlier this year for 1999 and 2000 were $1.45-1.50 and $1.75-1.80, respectively. They are currently $1.30-1.35 and $1.65-1.70 for 1999 and 2000. The reductions are due to a less than optimal ramp-up of a new distribution center, higher than expected freight costs and weakness in the video category in the toy business. The freight issue is diminishing and the other two issues are fixed.

   When Consolidated first announced their new Kbkids.com toy initiative, the stock moved up sharply, even though the Company was going to spend $.35 net in 1999 and $.40 in 2000. Since the second quarter earnings miss, and perhaps compounded by a rash of competitive internet toy announcements, the market has turned on the stock. One of the great ironies of this stock market is how a pure play internet company can trade at a fantasy multiple, while a similar venture within a "bricks and mortar" company actually penalizes its multiple. We believe the combination of Kbkids.com with the retail stores is much more powerful than a stand-alone internet operation. Furthermore, Consolidated plans to spin the unit off in 2000 anyway. Either way, we are excited about Consolidated prospects over the next few years and the stock, at less than 12x next year's estimate, is very attractively valued.

STERIS CORP.

   STERIS is the leading player in the infection control business. The Company has a very strong franchise in hospital and surgery suite sterilization equipment and consumables. STERIS also addresses scientific, industrial and food markets. The business model follows the razor, razor blade model, with approximately 60% of the revenues coming from consumables and service. The Company is highly profitable, with operating margins consistently in the mid-to-high teens.

   Salesforce productivity has dogged STERIS for about a year; indeed, it was the issue that gave us the opportunity to make initial purchases of the stock. We began purchasing this Company at prices around $18 after the stock declined from a high of $35, as the sales problems began to surface. Management implemented a reorganization of the sales force in the spring, but we underestimated the task in front of them. A disappointing June quarter was the result. Unfortunately, this is not a quick fix situation as the Company has gone from a product sale approach to a systems-based, account oriented approach. Management has indicated that they feel a resumption of double-digit sales growth can be achieved in the second half of next year and we think this is a realistic target. Meanwhile, the Company remains on track to earn $1.05 per share this year. The original target was $1.30. A reasonable goal for next year is $1.20, although management feels they can do significantly better.

   While clearly a disappointment, the long-term thesis remains intact. The stock, at 10x next year's estimate, appears to reflect a great deal of skepticism. Given the strong underlying franchise, a market share in excess of 75%, excellent balance sheet and credible recovery plan, we think the stock has enormous potential.

COVANCE INC.

   Covance is one of the world's largest and most comprehensive drug development services companies, with revenues exceeding $800 million. Covance works in partnerships with major pharmaceutical and biotechnology companies doing contract research, clinical trials, central lab services, biomanufacturing, packaging and regulatory compliance. The Company is solidly profitable, achieving a 15% return on invested capital over the past five years, and has grown at approximately 20%.

   Over the past several years, pharmaceutical and biotechnology companies, both large and small, have increasingly sought to "outsource" drug development activities. With the cost and time to develop a new drug running $300-500 million and 10-15 years, respectively, firms such as Covance help save both development dollars and time. Our research indicates no diminution in the appetite of drug companies to outsource. Yet recently there has been a spate of negative events that have conspired against Covance's stock and the others in their industry.

   We had previously and successfully owned Covance (experiencing a gain of over 40% on our original investment), but the stock became quite expensive and we moved to the sidelines. As good as the long term may be, there is still volatility in the revenue stream due to the inevitable vagaries in the drug development process, and we felt that the stock did not reflect this risk. Subsequently the stock did come under pressure, as did others in the group, and near the $20 level, we felt the risk/reward was once again attractive. In hindsight this was a mistake, because further fundamental disappointments occurred and though these issues are not serious from a longer-term perspective, they have sliced the stock in half.

   Fundamentally, the Company has had a couple of drugs that have failed trials but the two more important issues have to do with new trial wins and a central lab slowdown, both marketing related. Covance's marketing effort has not been focused enough on relationship building, but rather a belief that the pharma world would beat a path to their door because of its broad service offering and quality reputation. Sales growth has thus slowed, affecting earnings estimates to the tune of about 10%.

   While these issues cannot be minimized, they in no way justify the move in the stock. Clearly we underestimated the amount of "momentum" money that would pour out of this security, but the result is a long term growth company with a price/earnings ratio of 9.5x 1999 earnings, and 8.4x our $1.03 estimate for next year. We cannot change history, but today the stock represents a chance to capture 15% earnings growth over the long term and a multiple that could double from here.

   We believe these are but four of the companies in your portfolio which, while stumbling in the third quarter, have tremendous upside potential for the next 12-24 months, as do all of the companies you currently own.

   We would ask you to consider one final exercise we perform constantly here at the Fund - looking at the potential expected portfolio returns for your portfolio versus that of the S&P 500. Feel free to experiment with the following table, which presents an expected return matrix based upon various assumptions you may have for the growth rate of S&P earnings, as well as the terminal multiple at which you expect the S&P to sell, five years out. Keep in mind a number of things, while the S&P earnings growth rate over the last four years has been in the mid-teens, its long term growth has consistently been in the 6-7% range. Additionally, over the last 100 years, the S&P has had an average multiple of 15.8x. However, you can pick whatever set of assumptions you would like.

 PRICE/              STANDARD & POOR'S 500 - EARNINGS PER SHARE GROWTH
EARNINGS    ------------------------------------------------------------------
 RATIO        2.00%       4.00%       6.00%       8.00%     10.00%      12.00%
 -----      -------     -------     -------     -------    -------     -------
  9         -22.26%     -20.74%     -19.21%     -17.69%    -16.16%     -14.64%
  12        -17.66%     -16.04%     -14.43%     -12.81%    -11.20%      -9.58%
  15        -13.90%     -12.21%     -10.52%      -8.83%     -7.15%      -5.46%
  18        -10.70%      -8.95%      -7.20%      -5.45%     -3.70%      -1.95%
  21         -7.91%      -6.10%      -4.29%      -2.49%     -0.68%       1.12%
  30         -1.10%       0.84%       2.78%       4.72%      6.66%       8.60%
  35          2.00%       4.00%       6.00%       8.00%     10.00%      12.00%

   The horizontal axis has various earnings growth expectations, while the vertical axis has assumptions ranging from 9x to 35x earnings five years hence. For instance, if you expect the growth rate of the S&P earnings to be double from its historic norm of 6-7%, to 12%, but you feel the multiple might contract somewhat to 30x earnings, you can see that you would achieve an expected rate of return of 8.6%. However, if you feel the growth will return to a more normal 6-8%, for instance, and you believe the multiple might regress toward the long-term historic mean of 15x, the expected returns would actually be a -10.52% at the 6% growth rate, and -8.83% at an 8% rate of growth. You can see that there are many more negative rates of return likely than positive. To get rates of return anywhere near what the S&P has experienced over the last 15 years, you have to make some very Herculean assumptions with regard to both long term earnings growth rates and price/earnings ratios.

   We believe your chances for superior rates of return are much greater. As indicated earlier, at the end of September your portfolio sold at 17x earnings. Here again, the long term returns we have achieved have been due more to the underlying strong earnings growth of 13-15% for your companies, versus the multiple expansion than has been experienced by the S&P. The following table is the same type of matrix with slightly higher growth rates, because over the long term, our companies have, in fact, demonstrated significantly high growth. However, the price/earnings ratio on the vertical axis ranges from 9-21x, much less than in the aforementioned S&P table.

 PRICE/                  YOUR PORTFOLIO - EARNINGS PER SHARE GROWTH
EARNINGS      ---------------------------------------------------------------
 RATIO         6.00%         9.00%        12.00%         14.00%        16.00%
 -----        ------        ------        ------         ------        ------
  9           -6.66%        -4.02%        -1.38%          0.38%         2.14%
  12          -1.13%         1.67%         4.46%          6.33%         8.19%
  15           3.38%         6.31%         9.23%         11.18%        13.13%
  18           7.22%        10.25%        13.29%         15.31%        17.33%
  21          10.58%        13.71%        16.83%         18.92%        21.01%

   If you perform the same exercise, you can see that the matrix yields many more sets of positive investment return possibilities than that of the S&P 500. We like our chances for achieving positive -- and very possibly, double-digit -- growth rates over the next five years, much better than that of the S&P 500.

   As we said at the outset of this letter, the last seven quarters have not yielded satisfactory rates of return for investors in mid- to small-cap companies such as those we own in the Fund. We are, however, very satisfied with our portfolio results on a long term basis, as well as how our companies are currently fundamentally performing. The underlying fundamentals of your companies are strong, and getting stronger. The valuations - on a relative basis -- are the cheapest we have ever seen in our 32 years of investing. As we experienced in the second quarter, when the market sentiment changes, it can change in a hurry, and it can change very positively. We believe we are rapidly approaching that time. Patience is a virtue, however, it can be very frustrating. We believe this frustration will be amply rewarded in the months and years ahead, with outstanding rates of return on your portfolio.

   The Board of Directors has declared a distribution of $0.43172 from net short-term realized capital gains. Your distribution confirmation is enclosed.

   Thank you for your continuing confidence in the investment disciplines we are employing on behalf of the Fund.

Sincerely,

   /s/ Ted D. Kellner     /s/ Donald S. Wilson       /s/ Partick J. English

   Ted D. Kellner, C.F.A  Donald S. Wilson, C.F.A    Patrick J. English, C.F.A.
   President              Vice President             Portfolio Manager

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

Fiduciary Capital Growth Fund, Inc.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

During the fiscal year ended September 30, 1999, corporate earnings showed some rebound from the slowdown last year, but generally remained below historic levels. Economic growth remained fairly strong, though inflation continued to be low. With interest rates rising through the last three quarters, common stock investors have had an ongoing concern about further Federal Reserve increases in targeted interest rates, and this has led to extreme volatility in the stock market. Throughout the fiscal year ended September 30, 1999 there continued to be a divergence in performance between the very large growth companies, many of which have a substantial influence on the Nasdaq Composite Index, and most of the rest of the market. Medium-sized and smaller companies lagged in performance, and the value sector, where the Fund invests, in particular. Because of the low level of stock valuations a year ago, the fiscal year total return of the Fund of 16.4% reflects some rise in valuations, but primarily the increasing earnings of the Fiduciary Capital Growth Fund's portfolio companies.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                FIDUCIARY CAPITAL GROWTH FUND, NASDAQ COMPOSITE
                 INDEX(1)<F1> AND THE RUSSELL 2000 INDEX(2)<F2>

   DATE       FIDUCIARY CAPITAL         NASDAQ COMPOSITE        RUSSELL 2000
                 GROWTH FUND                  INDEX                INDEX
   ----          -----------                  -----                -----
 9/30/89           $10,000                   $10,000              $10,000
 9/30/90            $7,620                    $7,280               $7,290
 9/30/91           $10,279                   $11,131              $10,563
 9/30/92           $11,852                   $12,333              $11,514
 9/30/93           $14,234                   $16,144              $15,325
 9/30/94           $14,818                   $16,177              $15,555
 9/30/95           $18,182                   $22,081              $19,195
 9/30/96           $20,491                   $25,967              $21,709
 9/30/97           $28,359                   $35,679              $28,917
 9/30/98           $23,362                   $35,850              $23,417
 9/30/99           $27,189                   $58,124              $27,882

(1)<F1> NASDAQ Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

(2)<F2> The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service market of the Frank Russell Company.

 AVERAGE ANNUAL TOTAL RETURN

1-YEAR     5-YEAR     10-YEAR
------     ------     -------
16.4%      12.9%       10.5%

                                                    100 East Wisconsin Avenue
Fiduciary Capital Growth Fund, Inc.                 Suite 1500
REPORT OF INDEPENDENT ACCOUNTANTS                   Milwaukee, WI  53202

(PRICEWATERHOUSECOOPERS LOGO)

October 28, 1999

To the Shareholders and Board of Directors of Fiduciary Capital Growth Fund, Inc.

   In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fiduciary Capital Growth Fund, Inc. (the "Fund") at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers and application of alternative auditing procedures where confirmations were not received, provide a reasonable basis for the opinion expressed above.

  /s/ PricewaterhouseCoopers LLP

Fiduciary Capital Growth Fund, Inc.
STATEMENT OF NET ASSETS
September 30, 1999

                                                                     QUOTED
                                                                     MARKET
  SHARES                                              COST            VALUE
  ------                                              ----           -------
LONG-TERM INVESTMENTS -- 94.2% (A)<F4>

COMMON STOCKS -- 90.0% (A)<F4>

             BANKS/SAVINGS & LOANS -- 1.2%
    13,000   Associated Banc-Corp.                 $   390,000     $   470,437

             CHEMICAL/SPECIALTY MATERIALS -- 7.6%
    47,000   Cambrex Corp.                           1,124,084       1,242,563
    21,700   Minerals Technologies Inc.                828,382       1,053,806
    21,000   Sigma-Aldrich Corp.                       684,000         666,750
                                                   -----------     -----------
                                                     2,636,466       2,963,119

             DISTRIBUTION -- 6.1%
    74,000   Arrow Electronics, Inc.*<F3>            1,242,478       1,304,250
    74,000   Pioneer-Standard
               Electronics, Inc.                       739,188       1,068,375
                                                   -----------     -----------
                                                     1,981,666       2,372,625

             ELECTRONICS -- 2.1%
    43,500   Methode Electronics, Inc.                 640,875         821,062

             ENERGY/ENERGY SERVICES -- 1.8%
    19,000   Burlington Resources Inc.                 685,520         698,250

             HEALTH INDUSTRIES -- 17.8%
   133,000   Covance Inc.*<F3>                       2,037,859       1,288,437
    68,000   Dentsply International Inc.             1,231,250       1,547,000
    27,000   Haemonetics Corp.*<F3>                    440,370         531,563
    45,000   IDEXX Laboratories, Inc.*<F3>             736,875         774,842
    38,500   National Data Corp.                     1,402,287       1,001,000
     5,000   STERIS Corp.*<F3>                          79,050          68,750
    65,000   Sybron International Corp.*<F3>           786,870       1,746,875
                                                   -----------     -----------
                                                     6,714,561       6,958,467

             INDUSTRIAL SERVICES -- 6.2%
    64,000   Casella Waste System, Inc.*<F3>         1,210,094       1,068,000
   125,000   Republic Services, Inc.*<F3>            1,885,588       1,359,375
                                                   -----------     -----------
                                                     3,095,682       2,427,375

             INSURANCE -- 7.0%
    42,500   Delphi Financial
               Group, Inc.*<F3>                      1,397,729       1,282,969
     7,500   Financial Security Assurance
               Holdings Ltd.                           375,690         387,656
    74,000   Old Republic
               International Corp.                     949,809       1,068,375
                                                   -----------     -----------
                                                     2,723,228       2,739,000

             MEDIA/COMMUNICATION -- 1.7%
     7,500   Telephone & Data
               Systems, Inc.                           399,900         666,094

             MISCELLANEOUS-BUSINESS SERVICES -- 12.3%
     2,600   Grey Advertising Inc.                     606,700         956,800
    37,000   Keane, Inc.*<F3>                          820,279         844,062
    87,000   Modis Professional
               Services, Inc.*<F3>                   1,054,969       1,152,750
    40,000   Morrison Management
               Specialists, Inc.                       760,866         900,000
    60,600   NFO Worldwide, Inc.*<F3>                  610,909         772,650
    24,600   Romac International, Inc.*<F3>            199,112         203,718
                                                   -----------     -----------
                                                     4,052,835       4,829,980

             MISCELLANEOUS-TECHNOLOGY
               MANUFACTURING -- 3.3%
    35,100   Bell & Howell Co.*<F3>                  1,047,657       1,287,731

             PAPER/PACKAGING -- 3.3%
    48,000   AptarGroup, Inc.                        1,273,405       1,284,000

             PRINTING/PUBLISHING/FORMS -- 2.0%
    39,000   Wallace Computer
               Services, Inc.                          829,316         789,750

             PRODUCER MANUFACTURING -- 2.9%
    55,500   Regal-Beloit Corp.                        662,894       1,151,625

             REAL ESTATE -- 0.6%
    15,000   Security Capital Group
               Inc. CL B*<F3>                          189,650         220,313

             RETAIL TRADE -- 7.5%
   119,000   Casey's General
               Stores, Inc.                            952,437       1,595,338
    57,000   Consolidated Stores Corp.*<F3>            948,983       1,257,562
    10,000   Stein Mart, Inc.*<F3>                      79,375          71,250
                                                   -----------     -----------
                                                     1,980,795       2,924,150

             SOFTWARE/SERVICES -- 6.6%
    29,000   NOVA Corp./Georgia*<F3>                   756,664         725,000
    19,000   Reynolds & Reynolds Co.                   320,559         387,125
    56,500   SunGard Data Systems Inc.*<F3>          1,656,855       1,486,656
                                                   -----------     -----------
                                                     2,734,078       2,598,781
                                                   -----------     -----------
                 Total common stocks                32,038,528      35,202,759

REITS -- 4.2% (A)<F4>
    86,400   Prologis Trust                          1,797,684       1,630,800
                                                   -----------     -----------
                 Total long-term
                   investments                      33,836,212      36,833,559

PRINCIPAL
 AMOUNT                                               COST            VALUE
---------                                             ----            -----
SHORT-TERM INVESTMENTS -- 9.3% (A)<F4>
             VARIABLE RATE DEMAND NOTES
$  179,000   American Family
               Financial Services                   $  179,000      $  179,000
 2,000,000   Firstar Bank U.S.A., N.A.               2,000,000       2,000,000
   905,720   Pitney Bowes Credit Corp.                 905,720         905,720
   249,000   Warner-Lambert Co.                        249,000         249,000
   136,000   Wisconsin Electric Power Co.              136,000         136,000
   166,000   Wisconsin Corporate Central
               Credit Union                            166,000         166,000
                                                   -----------     -----------
                 Total short-term
                   investments                       3,635,720       3,635,720
                                                   -----------     -----------
                 Total investments                 $37,471,932      40,469,279
                                                   -----------
                                                   -----------
                 Liabilities, less cash and
                   receivables (3.5%) (A)<F4>                       (1,354,483)
                                                                   -----------
                 NET ASSETS                                        $39,114,796
                                                                   -----------
                                                                   -----------
                 Net Asset Value Per Share
                   ($0.01 par value, 10,000,000
                   shares authorized), offering
                   and redemption price
                   ($39,114,796 / 2,396,586
                   shares outstanding)                                  $16.32
                                                                        ------
                                                                        ------

  *<F3>   Non-income producing security.
(a)<F4>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

Fiduciary Capital Growth Fund, Inc.
STATEMENT OF OPERATIONS
For the Year Ended September 30, 1999

INCOME:
   Dividends                                                       $  343,475
   Interest                                                            98,655
                                                                   ----------
          Total income                                                442,130
                                                                   ----------
EXPENSES:
   Management fees                                                    384,046
   Administrative services                                             35,603
   Professional fees                                                   23,157
   Registration fees                                                   18,994
   Transfer agent fees                                                 18,671
   Printing and postage expense                                        15,418
   Custodian fees                                                      10,242
   Board of Directors fees                                              1,800
   Other expenses                                                      11,318
                                                                   ----------
          Total expenses                                              519,249
                                                                   ----------
NET INVESTMENT LOSS                                                   (77,119)
                                                                   ----------
NET REALIZED GAIN ON INVESTMENTS                                      857,097
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              5,355,880
                                                                   ----------
NET GAIN ON INVESTMENTS                                             6,212,977
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $6,135,858
                                                                   ----------
                                                                   ----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 1999 and 1998

                                                     1999             1998
                                                   --------         --------
OPERATIONS:
   Net investment loss                           $   (77,119)      $   (30,600)
   Net realized gain on investments                  857,097        10,326,329
   Net increase (decrease) in unrealized
     appreciation on investments                   5,355,880       (18,869,020)
                                                 -----------       -----------
          Net increase (decrease) in net
            assets resulting from operations       6,135,858        (8,573,291)
                                                 -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividend from net investment income
     ($0.01248 per share)                                 --           (24,737)
   Distributions from net realized gains
     ($4.71103 and $3.85996 per share,
     respectively)                                (9,979,348)       (7,692,320)
                                                 -----------       -----------
          Total distributions                     (9,979,348)*<F5>  (7,717,057)
                                                 -----------       -----------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued (110,952 and
     107,186 shares, respectively)                 1,867,672         2,444,856
   Net asset value of shares issued in
     distributions (597,484 and 332,984 shares,
     respectively)                                 8,836,792         7,128,996
   Cost of shares redeemed (423,064 and 314,365
     shares, respectively)                        (6,792,793)       (6,914,398)
                                                 -----------       -----------
          Net increase in net assets derived
            from Fund share activities             3,911,671         2,659,454
                                                 -----------       -----------
          TOTAL INCREASE (DECREASE)                   68,181       (13,630,894)
NET ASSETS AT THE BEGINNING OF THE YEAR           39,046,615        52,677,509
                                                 -----------       -----------
NET ASSETS AT THE END OF THE YEAR                $39,114,796       $39,046,615
                                                 -----------       -----------
                                                 -----------       -----------
*<F5>  See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

Fiduciary Capital Growth Fund, Inc.
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                                     YEARS ENDED SEPTEMBER 30,
                                                                 -----------------------------------------------------------------
                                                                  1999           1998           1997           1996           1995
                                                                 ------         ------         ------         ------         ------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of year                               $18.49         $26.53         $21.76         $21.58         $19.52
Income from investment operations:
   Net investment (loss) income                                   (0.03)         (0.02)          0.03           0.13           0.11
   Net realized and unrealized
     gains (losses) on investments                                 2.57          (4.15)          7.39           2.24           3.87
                                                                 ------         ------         ------         ------         ------
Total from investment operations                                   2.54          (4.17)          7.42           2.37           3.98
Less distributions:
   Dividends from net investment income                              --          (0.01)         (0.15)         (0.12)         (0.04)
   Distributions from net realized gains                          (4.71)         (3.86)         (2.50)         (2.07)         (1.88)
                                                                 ------         ------         ------         ------         ------
Total from distributions                                          (4.71)         (3.87)         (2.65)         (2.19)         (1.92)
                                                                 ------         ------         ------         ------         ------
Net asset value, end of year                                     $16.32         $18.49         $26.53         $21.76         $21.58

                                                                 ------         ------         ------         ------         ------
                                                                 ------         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                                           16.4%         (17.6%)         38.4%          12.7%          22.7%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                             39,115         39,047         52,678         45,835         42,197
Ratio of expenses to average net assets                            1.3%           1.2%           1.2%           1.2%           1.2%
Ratio of net investment (loss) income
  to average net assets                                           (0.2%)         (0.1%)          0.1%           0.6%           0.5%
Portfolio turnover rate                                           75.9%          54.3%          60.7%          43.7%          28.6%

  The accompanying notes to financial statements are an integral part of this statement.

Fiduciary Capital Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
September 30, 1999

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the Fiduciary Capital Growth Fund, Inc. (the "Fund"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940. The Fund was incorporated under the laws of Wisconsin on July 29, 1981. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at amortized cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts as reported on the statement of net assets are substantially the same for Federal income tax purposes.

     (b) Net realized gains and losses on common stock are computed on the identified cost basis.

     (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has $244,219 of post-October losses, which may be used to offset capital gains in future years to the extent provided by tax regulations.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.

     (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 1% of the daily net assets up to and including $30,000,000 and 0.75% of the daily net assets of the Fund in excess of $30,000,000. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.1% of the daily net assets up to and including $30,000,000 and 0.05% of the daily net assets of the Fund in excess of $30,000,000.

(3)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders. On October 28, 1999, the Fund distributed $1,033,400 from net short-term realized gains ($0.43172 per share). The distribution was declared on October 27, 1999, to shareholders of record on October 26, 1999.

(4)  INVESTMENT TRANSACTIONS --

          For the year ended September 30, 1999, purchases and proceeds of sales of investment securities (excluding short-term investments) were $29,714,741 and $37,067,345, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of September 30, 1999, liabilities of the Fund included the following:
             Payable to brokers for investments purchased         $  1,315,871
             Payable to FMI for management and administrative fees      33,393
             Other liabilities                                          32,552

(6)  SOURCES OF NET ASSETS --
          As of September 30, 1999, the sources of net assets were as follows:
             Fund shares issued and outstanding                    $35,337,476
             Net unrealized appreciation on investments              2,997,347
             Accumulated net realized gains on investments             779,973
                                                                   -----------
                                                                   $39,114,796
                                                                   -----------
                                                                   -----------

          Aggregate net unrealized appreciation as of September 30,1999, consisted of the following:
             Aggregate gross unrealized appreciation               $ 5,778,693
             Aggregate gross unrealized depreciation               (2,781,346)
                                                                   -----------
                 Net unrealized appreciation                       $ 2,997,347
                                                                   -----------
                                                                   -----------

(7)  REQUIRED FEDERAL INCOME TAX DISCLOSURES (UNAUDITED) --

          In early 1999, shareholders received information regarding all distributions paid to them by the Fund during the fiscal year ended September 30, 1999. The Fund hereby designates the following amounts as long-term capital gains distributions.
             Capital gains taxed at 20%                            $ 7,780,616

          The percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended September 30, 1999 was 17%.

                      FIDUCIARY CAPITAL GROWTH FUND, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                           FIRSTAR BANK MILWAUKEE, NA
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Fiduciary Capital Growth Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.